Filed Pursuant to Rule 497(a)
File No. 333-293349
Rule 482ad

Prospect Capital Corporation Announces Pricing of $300 Million Institutional Offering of 8.95% Unsecured Notes due 2031

NEW YORK, October 30, 2026 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today that Prospect priced an institutional offering of $300 million in aggregate principal amount of senior unsecured 8.95% Notes due 2031 (the “Notes”).

“We appreciate the support we received for this unsecured bond offering,” said Grier Eliasek, President of Prospect. “This leverage neutral bond offering further strengthens our already diversified financing sources as we continue to ladder our maturity schedule.”

The Notes will bear interest at a rate of 8.95% per annum payable semi-annually in arrears on April 30 and October 31 of each year, commencing on April 30, 2027.

The Notes will be general senior unsecured obligations of Prospect and will rank equally in right of payment with Prospect’s existing and future senior unsecured debt.

The Notes will mature on October 31, 2031 and may be redeemed, at our option, in whole or in part at any time or from time to time, at certain specified redemption prices. The offering is expected to close on November 5, 2026, subject to customary closing conditions.

Prospect expects to use the net proceeds of this offering for the refinancing of existing indebtedness, including its existing 3.364% unsecured notes due 2026 and/or borrowings under its revolving credit facility, and, if there are any remaining net proceeds, for general corporate purposes, including investments and balance sheet liquidity.

The offering of the Notes was made only by means of a prospectus supplement and the accompanying prospectus. This announcement does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

About Prospect Capital Corporation

Prospect is a business development company that primarily lends to and invests in middle market privately-held companies. Prospect’s investment objective is to generate both current income and long-term capital appreciation.

Prospect has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For additional information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702